FAIR VALUE MEASUREMENTS	12 Months Ended
Dec. 31, 2020
Fair Value Disclosures [Abstract]
FAIR VALUE MEASUREMENTS

FAIR VALUE MEASUREMENTS
The fair value hierarchy consists of the following three levels:
•Level 1 — Quoted prices in active markets that we have the ability to access for identical assets or liabilities;
•Level 2 — Quoted prices for similar instruments in active markets, quoted prices for identical or similar instruments in markets that are not active, and model-based valuations in which all significant inputs are observable in the market; and
•Level 3 — Valuations using significant inputs that are unobservable in the market and include the use of judgment by management about the assumptions market participants would use in pricing the asset or liability.
The following tables summarize our assets and liabilities that are measured at fair value on a recurring basis.

		Basis of fair value measurement
(in millions)	Balance as of December 31, 2020	Quoted prices in active markets for identical assets (Level 1)	Significant other observable inputs (Level 2)	Significant unobservable inputs (Level 3)
Assets
Foreign exchange contracts	$11	$—	$11	$—
Debt securities	13	—	13	—
Marketable equity securities	17	17	—	—
Total	$41	$17	$24	$—
Liabilities
Foreign exchange contracts	$19	$—	$19	$—
Contingent payments related to acquisitions	30	—	—	30
Total	$49	$—	$19	$30

		Basis of fair value measurement
(in millions)	Balance as of December 31, 2019	Quoted prices in active markets for identical assets (Level 1)	Significant other observable inputs (Level 2)	Significant unobservable inputs (Level 3)
Assets
Foreign exchange contracts	$11	$—	$11	$—
Interest rate contracts	10	—	10	—
Marketable equity securities	3	3	—	—
Total	$24	$3	$21	$—
Liabilities
Foreign exchange contracts	$2	$—	$2	$—
Interest rate contracts	52	—	52	—
Contingent payments related to acquisitions	39	—	—	39
Total	$93	$—	$54	$39
As of December 31, 2020 and 2019, cash and cash equivalents of $3.7 billion and $3.3 billion, respectively, included money market and other short-term funds of approximately $1.8 billion and $1.7 billion, respectively, which are considered Level 2 in the fair value hierarchy.
For assets that are measured using quoted prices in active markets, the fair value is the published market price per unit multiplied by the number of units held, without consideration of transaction costs. The majority of the derivatives entered into by us are valued using internal valuation techniques as no quoted market prices exist for such instruments. The principal techniques used to value these instruments are discounted cash flow and Black-Scholes models. The key inputs, which are considered observable and vary depending on the type of derivative, include contractual terms, interest rate yield curves, foreign exchange rates and volatility.
Contingent payments related to acquisitions, which consist of milestone payments and sales-based payments, are valued using discounted cash flow techniques. The fair value of milestone payments reflects management’s expectations of probability of payment, and increases as the probability of payment increases or the expected timing of payments is accelerated. The fair value of sales-based payments is based upon probability-weighted future revenue estimates, and increases as revenue estimates increase, probability weighting of higher revenue scenarios increases or the expected timing of payment is accelerated. The following table is a reconciliation of our recurring fair value measurements that use significant unobservable inputs (Level 3), which consist of contingent payments related to acquisitions.

as of and for the years ended December 31 (in millions)	2020	2019
Fair value at beginning of period	$39	$32
Additions	4	18
Change in fair value recognized in earnings	(2)	(4)
Payments	(11)	(7)
Fair value at end of period	$30	$39
Financial Instruments Not Measured at Fair Value
In addition to the financial instruments that we are required to recognize at fair value in the consolidated balance sheets, we have certain financial instruments that are recognized at amortized cost or some basis other than fair value. For these financial instruments, the following table provides the values recognized in the consolidated balance sheets and the estimated fair values.

	Book values		Fair values(a)
as of December 31 (in millions)	2020	2019	2020	2019
Liabilities
Short-term debt	$—	$226	$—	$226
Current maturities of long-term debt and finance lease obligations	406	315	409	315
Long-term debt and finance lease obligations	5,786	4,809	6,471	5,156
(a)    These fair value amounts are classified as Level 2 within the fair value hierarchy as they are estimated based on observable inputs.
The carrying value of short-term debt approximates its fair value due to the short-term maturities of the obligations. The estimated fair values of current and long-term debt were computed by multiplying price by the notional amount of the respective debt instruments. Price is calculated using the stated terms of the respective debt instrument and yield curves commensurate with our credit risk. The carrying values of other financial instruments, such as accounts receivable and accounts payable, approximate their fair values due to the short-term maturities of most of those assets and liabilities.
Equity investments not measured at fair value are comprised of other equity investments without readily determinable fair values and were $105 million and $73 million at December 31, 2020 and 2019, respectively.  These amounts are included in Other non-current assets on our consolidated balance sheets.